EXHIBIT 1



         The undersigned hereby agree that this Amendment to the Schedule 13D filed by us with respect to the Common Stock of IVAX Corporation is filed on behalf of each of us.

                                      /S/ PHILLIP FROST, M.D.
                                      --------------------------------------
Date: November 18, 1996               Phillip Frost, M.D.


                                      FROST-NEVADA, LIMITED
                                      PARTNERSHIP

                                      *
                                      --------------------------------------
Date: November 18, 1996               Neil Flanzraich
                                      President of Frost-Nevada Corporation,
                                      General Partner


                                      FROST-NEVADA CORPORATION

                                      *
                                      --------------------------------------
Date: November 18, 1996               Neil Flanzraich
                                      President


                                       /S/ PATRICIA FROST
                                      --------------------------------------
Date: November 18, 1996                Patricia Frost

*By      /S/ PHILLIP FROST, M.D.
   --------------------------------
         Phillip Frost, M.D.
         (Attorney-in-fact pursuant
          to Power of Attorney)